Virtus International Series,

a series of Virtus Variable Insurance Trust

Supplement dated August 7, 2013 to the

Summary Prospectus and Statutory Prospectus dated May 31, 2013

IMPORTANT NOTICE TO INVESTORS

The following disclosure hereby replaces the current disclosure under “Portfolio Management” in the Series’ summary prospectus and in the summary section of the statutory prospectus:

➢	Jamie Cumming, CFA, Senior Investment Manager at Aberdeen. Mr. Cumming has been a Portfolio Manager since 2003.
➢	Stephen Docherty, Head of Global Equities at Aberdeen. Mr. Docherty has been a Portfolio Manager since 2000.
➢	Samantha Fitzpatrick, CFA, Senior Investment Manager at Aberdeen. Ms. Fitzpatrick has been a Portfolio Manager since 2001.
➢	Stewart Methven, Senior Investment Manager at Aberdeen. Mr. Methven has been a Portfolio Manager of the Series since July 2013.
➢	Bruce Stout, Senior Investment Manager at Aberdeen. Mr. Stout has been a Portfolio Manager since 2000.

The following disclosure hereby replaces the current disclosure under “Portfolio Management” on page 7 of the Series’ statutory prospectus:

The Series is managed by Aberdeen’s Global Equities team of investment professionals. The Series is managed by a team approach. Listed below are five key members of the Global Equities team. The team members are all based in Edinburgh, Scotland. The Global Equities team uses Aberdeen’s regional specialists around the world who formulate a “best ideas” list, which is the global equity buy list. The team operates in an open-plan environment with collective responsibility for investment decisions/ideas.

➢	Jamie Cumming, CFA. Mr. Cumming has served on the Series’ portfolio management team since 2003. Mr. Cumming joined Aberdeen in 2003 and currently serves as a Senior Investment Manager on the Global Equities team.
➢	Stephen Docherty. Mr. Docherty has served on the Series’ portfolio management team since 2000. Mr. Docherty joined Aberdeen in 1994 and has been Head of Global Equities since 2003. He is responsible for all matters relating to the management of Aberdeen’s global equity funds.
➢	Samantha Fitzpatrick, CFA. Ms. Fitzpatrick has served on the Series’ portfolio management team since 2011. Ms. Fitzpatrick serves as a Senior Investment Manager on the Global Equities team. She joined Aberdeen in 2001, via the acquisition of Murray Johnstone, where she worked as a performance and risk analyst before joining the Global Equity team in 2000.
➢	Stewart Methven. Mr. Methven has served on the Series’ portfolio management team since July 2013. Mr. Methven serves as a Senior Investment Manager on the Global Equities team. He joined Aberdeen in 2003, via the acquisition of Edinburgh Fund Managers, where he was an investment manager on the Pan-European Equity team (since 1996).
➢	Bruce Stout. Mr. Stout has served on the Series’ portfolio management team since 2000. Mr. Stout joined Aberdeen in 2000 and serves as a Senior Investment Manager on the Global Equities team.

All other disclosure concerning the fund, including investment strategies, risks, fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VVIT 8514/International PMs (8/13)